UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  December 13, 2005

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA  01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 13, 2005, Daniel Sutherby accepted our offer letter to become our new chief financial officer.  The offer letter provided that Mr. Sutherby will receive an annual salary of $225,000 and a signing bonus of $50,000.  In addition, Mr. Sutherby is eligible for a potential on target bonus of $100,000 annually.  The offer letter provides that Mr. Sutherby will be granted an option to purchase 80,000 shares of our common stock on the date his employment starts, with an exercise price equal to the closing price of our common stock on the date of grant and vesting over four years.  Upon a change of control, Mr. Sutherby’s unvested options will become fully vested. Furthermore, if as a result of the change in control Mr. Sutherby’s position is eliminated, or his responsibilities are substantially diminished or he is required to relocate, he will be eligible to continue to receive his base salary and medical benefits for up to one year.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 19, 2005, we announced that Daniel Sutherby has been appointed as our new chief financial officer. A copy of the press release we issued on December 19, 2005 announcing Mr. Sutherby’s appointment is attached as exhibit 99.1 and incorporated herein by reference.

Mr. Sutherby has been appointed by our board of directors as our chief financial officer, effective as of January 3, 2006, the date that Mr. Sutherby will begin his employment with us. From August 1998 to December 2005, Mr. Sutherby has been employed by PerkinElmer, Inc. in a number of management positions.  From August 1998 to September 2000, Mr. Sutherby served as Corporate Director of Global Accounting & Finance; from September 2000 to June 2001 he served as Acting Corporate Controller; from June 2001 to January 2003 he served as Director of Global Finance for PerkinElmer’s Life and Analytical Sciences Unit; and from  January 2003 to December 2005 he served as Corporate Vice President, Investor Relations, Corporate Communications and Risk Management. Mr. Sutherby is 40 years old.

The terms of Mr. Sutherby’s employment are described in Item 1.01 above and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

99.1	December 19, 2005 press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

	By:	/s/ Charles B. Haaser
Charles B. Haaser
Controller
Principal Accounting Officer
Principal Financial Officer

Date: December 19, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	December 19, 2005 press release.